                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

         Alliance World Dollar Government Fund II, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO OF ALLIANCE              ACM MANAGED DOLLAR INCOME FUND, INC.
 CAPITAL APPEARS HERE]         ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 31, 1998

To the Stockholders of ACM Managed Dollar Income Fund, Inc., Alliance World Dollar Government Fund, Inc. and Alliance World Dollar Government Fund II,
Inc.:

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM Managed Dollar Income Fund, Inc., Alliance World Dollar Government Fund, Inc. and Alliance World Dollar Government Fund II, Inc. (individually, a "Fund", and together, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, March 31, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 9, 1998:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualified;

    2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1998;

    3. With respect to Alliance World Dollar Government Fund, Inc., to approve an amendment to the fundamental investment policy of that Fund regarding investments in sovereign debt obligations; and

    4. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on January 13, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                          By order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary
New York, New York
February 9, 1998
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 31, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar"), Alliance World Dollar Government Fund, Inc. ("World Dollar") and Alliance World Dollar Government Fund II, Inc. ("World Dollar II"), each of which is a Maryland corporation (individually, a "Fund", and together, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, March 31, 1998 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice for this Meeting, this Proxy Statement and the accompanying Proxy Card of each Fund are being mailed to stockholders on or about February 9, 1998.

  The Board of Directors of each Fund has fixed the close of business on January 13, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds then consisted, respectively, of 21,243,756 shares of common stock of Managed Dollar, 7,618,664 shares of common stock of World Dollar and 71,980,285 shares of common stock of World Dollar II, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors of each Fund, for ratification of the selection of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1998 and, as regards World Dollar, for approval of the amendment to a fundamental investment policy of World Dollar. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if that proposal is approved by the stockholders of the other Fund.

  If a proxy properly executed is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented thereby, with respect to matters to be determined by a plurality or specified majority of the votes cast on such matters (i.e., Proposals One and Two), will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. For World Dollar, with respect to Proposal Three, the adoption of which requires the affirmative vote of a specified proportion of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against that matter. For World Dollar, Proposal Three is a matter with respect to which brokers and nominees do not have discretionary power to vote.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received prior to the meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies with respect to such proposal. The Meeting may be adjourned for each Fund with respect to fewer than all the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Pursuant to the respective Articles of Incorporation and By-laws of the Funds, the Board of Directors of each Fund has been divided into three classes. With respect to all the Funds, the term of office of the members of Class One will expire as of the Meeting, that of Class Two will expire as of the Annual Meeting of Stockholders to be held in 1999 and that of Class Three will expire as of the Annual Meeting of Stockholders to be held in 2000. Upon expiration of the terms of office of each class as set forth above, those persons then elected as Directors in that class would serve for a term of three years following their election and until their successors are elected and qualified. Messrs. David H. Dievler, Clifford L. Michel and Donald J. Robinson are currently members of Class One; Messrs. John H. Dobkin, William
H. Foulk and Dr. James M. Hester are currently members of Class Two; and Ms. Ruth Block and Messrs. John D. Carifa and Robert C. White are currently members of Class Three. Under this class structure, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in a Fund's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At a meeting of the Board of Directors of each Fund held on December 9, 1997, Messrs. Dievler, Michel and Robinson were each nominated as Directors in Class One for election at the Meeting. At the Meeting each of them is to be elected to serve for a term of three years and until their successors are elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each nominee. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominee as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors is set forth below. WITH RESPECT TO EACH FUND, ONLY CLASS ONE DIRECTORS ARE STANDING FOR RE-ELECTION AS DIRECTORS.

                                                                               NUMBER OF SHARES
                                                 YEAR FIRST                   BENEFICIALLY OWNED
 NAME, POSITIONS AND OFFICES WITH THE FUNDS,      BECAME A      YEAR TERM   DIRECTLY OR INDIRECTLY
      AGE, PRINCIPAL OCCUPATIONS DURING         DIRECTOR OF    AS DIRECTOR          AS OF
 THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS     EACH FUND     WILL EXPIRE     FEBRUARY 9, 1998
 -------------------------------------------   -------------- ------------- ----------------------
   * John D. Carifa, Chairman and President,   Managed Dollar     2000        World Dollar II--
      52. President, Chief Operating Officer     and World    (Class Three)         1,000
      and a Director of Alliance Capital        Dollar II--
      Management Corporation, the general        1993 World
      partner of Alliance ("ACMC")              Dollar--1992
 **+ Ruth Block, Director, 67. She was for-    Managed Dollar     2000         Managed Dollar--
      merly an Executive Vice President and      and World    (Class Three)         3,000
      the Chief Insurance Officer of The Eq-    Dollar II--                     World Dollar--
      uitable Life Assurance Society of the      1993 World                         3,000
      United States. She is a Director of       Dollar--1992
      Ecolab Incorporated (specialty chemi-
      cals) and Amoco Corporation (oil and
      gas).
 **+ David H. Dievler, Director, 68. He is     Managed Dollar    2001++       World Dollar II--
      an independent consultant. He was for-     and World     (Class One)          1,000
      merly Chairman of the Board of Direc-     Dollar II--
      tors of each Fund and a Senior Vice        1993 World
      President of ACMC until December 1994.    Dollar--1992
 **+ John H. Dobkin, Director, 55. President   Managed Dollar     1999        World Dollar II--
      of Historic Hudson Valley (historic        and World     (Class Two)           377
      preservation) since 1990. He was for-     Dollar II--
      merly Director of the National Academy     1993 World
      of Design.                                Dollar--1992

                                                                                  NUMBER OF SHARES
                                                  YEAR FIRST                     BENEFICIALLY OWNED
 NAME, POSITIONS AND OFFICES WITH THE FUNDS,       BECAME A        YEAR TERM   DIRECTLY OR INDIRECTLY
      AGE, PRINCIPAL OCCUPATIONS DURING          DIRECTOR OF      AS DIRECTOR          AS OF
 THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS      EACH FUND       WILL EXPIRE     FEBRUARY 9, 1998
 -------------------------------------------   ----------------  ------------- ----------------------
 **+ William H. Foulk, Jr., Director, 65. He    Managed Dollar       1999         Managed Dollar--
      is an investment adviser and indepen-    and World Dollar   (Class Two)           200
      dent consultant. He was formerly Se-      II--1993 World                     World Dollar--
      nior Manager of Barrett Associates,        Dollar--1992                           400
      Inc., a registered investment adviser,                                     World Dollar II--
      since 1986.                                                                       400
 **+ Dr. James M. Hester, Director, 73.         Managed Dollar       1999          World Dollar--
      President of The Harry Frank Guggen-     and World Dollar   (Class Two)           950
      heim Foundation. He was formerly Pres-    II--1993 World
      ident of New York University and The       Dollar--1992
      New York Botanical Garden and Rector
      of The United Nations University.
 **+ Clifford L. Michel, Director, 58. Part-    Managed Dollar      2001++        Managed Dollar--
      ner of the law firm of Cahill Gordon &   and World Dollar   (Class One)          1,000
      Reindel. He is Chief Executive Officer    II--1993 World                     World Dollar--
      of Wenonah Development Company (in-        Dollar--1992                          1,000
      vestments) and a Director of Placer                                        World Dollar II--
      Dome, Inc. (mining).                                                             1,000
 **+ Donald J. Robinson, Director, 63. He       Managed Dollar,     2001++        Managed Dollar--
      was formerly a senior partner and a      World Dollar and   (Class One)          1,500
      member of the Executive Committee at       World Dollar
      the law firm of Orrick, Herrington &         II--1996
      Sutcliffe and is currently senior
      counsel to that firm.
 **+ Robert C. White, Director, 77. He was     Managed Dollar--      2000         Managed Dollar--
      formerly Assistant Treasurer of Ford     and World Dollar  (Class Three)          500
      Motor Company and, until September 30,    II--1993 World                     World Dollar--
      1994, a Vice President and the Chief       Dollar--1992                           500
      Financial Officer of the Howard Hughes                                       World Dollar--
      Medical Institute.                                                                500

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Fund because of an affiliation with Alliance Capital Management L.P., the investment adviser of each Fund ("Alliance").
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If re-elected at the Meeting.

  During their respective fiscal years ended in 1997, the Board of Directors of Managed Dollar met eleven times, the Board of Directors of World Dollar met eight times, and the Board of Directors of World Dollar II met six times. During their respective fiscal years ended in 1997, the Audit Committees of Managed Dollar, World Dollar and World Dollar II each met twice. Each Audit Committee was constituted for the purposes described below in Proposal Two. During its fiscal year ended in 1997, the Nominating Committee of World Dollar II met one time. The Nominating Committees of Managed Dollar and World Dollar did not meet during their respective fiscal years ended in 1997. Each Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of each Fund does not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to each of the Directors during its respective fiscal year ended in 1997, the aggregate compensation paid to each of the Directors during the calendar year 1997 by all of the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or other retirement benefits to any of its directors or trustees.

                                                                               TOTAL NUMBER
                                                              TOTAL NUMBER OF  OF INVESTMENT
                                                                 INVESTMENT     PORTFOLIOS
                                                    TOTAL     COMPANIES IN THE  WITHIN THE
                                                 COMPENSATION  ALLIANCE FUND   ALLIANCE FUND
                                                   FROM THE       COMPLEX,       COMPLEX,
                                                   ALLIANCE    INCLUDING THE   INCLUDING THE
                                                     FUND       FUNDS, AS TO   FUNDS, AS TO
                         AGGREGATE COMPENSATION    COMPLEX,      WHICH THE       WHICH THE
                          FROM EACH FUND DURING   INCLUDING    DIRECTOR IS A   DIRECTOR IS A
                          ITS FISCAL YEAR ENDED   THE FUNDS,      DIRECTOR      DIRECTOR OR
NAME OF DIRECTOR                 IN 1997         DURING 1997    OR A TRUSTEE      TRUSTEE
----------------         ----------------------- ------------ ---------------- -------------
John D. Carifa.......... $ -0-                     $    -0-          54             118
Ruth Block.............. $4,004--Managed Dollar    $163,997          40              80
                         $4,247--World Dollar
                         $3,505--World Dollar II
David H. Dievler........ $4,423--Managed Dollar    $188,526          47              83
                         $4,251--World Dollar
                         $3,505--World Dollar II
John H. Dobkin.......... $4,525--Managed Dollar    $127,775          44              80
                         $4,280--World Dollar
                         $3,539--World Dollar II
William H. Foulk, Jr.... $4,525--Managed Dollar    $174,996          48             113
                         $4,294--World Dollar
                         $3,539--World Dollar II
James M. Hester......... $4,423--Managed Dollar    $156,499          40              76
                         $4,234--World Dollar
                         $3,505--World Dollar II

                                                                               TOTAL NUMBER
                                                              TOTAL NUMBER OF  OF INVESTMENT
                                                                 INVESTMENT     PORTFOLIOS
                                                    TOTAL     COMPANIES IN THE  WITHIN THE
                                                 COMPENSATION  ALLIANCE FUND   ALLIANCE FUND
                                                   FROM THE       COMPLEX,       COMPLEX,
                                                   ALLIANCE    INCLUDING THE   INCLUDING THE
                                                     FUND       FUNDS, AS TO   FUNDS, AS TO
                         AGGREGATE COMPENSATION    COMPLEX,      WHICH THE       WHICH THE
                          FROM EACH FUND DURING   INCLUDING    DIRECTOR IS A   DIRECTOR IS A
                          ITS FISCAL YEAR ENDED   THE FUNDS,      DIRECTOR      DIRECTOR OR
NAME OF DIRECTOR                 IN 1997         DURING 1997    OR A TRUSTEE      TRUSTEE
----------------         ----------------------- ------------ ---------------- -------------
Clifford L. Michel...... $4,192--Managed Dollar    $194,499          41              92
                         $4,003--World Dollar
                         $3,274--World Dollar II
Donald J. Robinson...... $4,724--Managed Dollar    $235,500          41              94
                         $4,221--World Dollar
                         $3,724--World Dollar II
Robert C. White......... $2,230--Managed Dollar    $ 88,500          10              10
                         $7,902--World Dollar
                         $1,543--World Dollar II

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Funds, that each Director will invest specified minimum amounts in shares of one or more of the Funds, and (in most cases) an overall total of at least $150,000 in shares of funds within the Alliance Fund Complex (including the Funds).

  As of February 9, 1998, the Directors and officers of each Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF THAT FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending September 30, 1998 for Managed Dollar, October 31, 1998 for World Dollar and March 31, 1998 for World Dollar II. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund as defined in the 1940 Act, at a meeting held on September 9, 1997 for Managed Dollar and World
Dollar and April 12, 1997 for World Dollar II. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of Managed Dollar, World Dollar and World Dollar II since the commencement of each Fund's operations and does not have any direct financial interest or any material indirect financial interest in any of the Funds. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors of each Fund generally meets twice during each fiscal year with representatives of Ernst & Young LLP to discuss the scope of the independent auditors' engagement and to review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF THAT FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

          PROPOSAL THREE--ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                         APPROVAL OF AN AMENDMENT TO A
                         FUNDAMENTAL INVESTMENT POLICY

  At a July 29, 1997 Special Meeting of the Board of Directors of World Dollar (the "July 29 Meeting"), the Directors considered and approved the recommendation of Alliance that a fundamental investment policy of World Dollar be amended to provide that under normal circumstances the Fund will invest at least 75% of its total assets in a combination of Sovereign Debt Obligations and Zero Coupon Obligations (both as defined below).

  Pursuant to World Dollar's current fundamental investment policy, under normal circumstances World Dollar invests at least 75% of its total assets in
(i) U.S. dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations") of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Zero Coupon Obligations") having the same maturity as the collateralized obligations ("Collateralized Brady Bonds") as well as in (ii) Zero Coupon Obligations themselves.

  At the July 29 Meeting, Alliance reviewed with the Board of Directors the fact that World Dollar was launched at a time when many emerging market countries were in the process of restructuring their sovereign debt. A plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady permitted these countries to exchange their existing commercial bank borrowings for new obligations known as Brady Bonds. At the time World Dollar was formed, the great majority of Brady Bonds were Collateralized Brady Bonds.

  The supply of Collateralized Brady Bonds in the market has been shrinking, both in absolute terms and as a proportion of emerging market sovereign debt obligations generally. A number of emerging market countries that have seen improvements in their credit ratings are buying back their Collateralized Brady Bonds in the secondary market and retiring them, issuing non-collateralized sovereign debt obligations in their place. At the July 29 Meeting, Alliance reviewed with the Board of

Directors the clear trend away from Collateralized Brady Bonds as many emerging market countries continue to improve their credit quality. Alliance expressed its belief that this trend would further shrink the supply of Collateralized Brady Bonds, potentially resulting in World Dollar's experiencing difficulty adhering to its required minimum concentration in Collateralized Brady Bonds without holding obligations that were not optimally attractive.

  For the foregoing reasons, Alliance recommended that the Directors modify the current fundamental investment policy to remove the requirement that World Dollar invest 75% of its total assets in Collateralized Brady Bonds and Zero Coupon Obligations by expanding the permissible investments for this purpose to cover all types of Sovereign Debt Obligations, including uncollateralized Brady Bonds. In connection with its recommendation, Alliance informed the Board of Directors that it anticipated that any reduction in World Dollar's Collateralized Brady Bond concentration would be gradual. While uncollateralized sovereign debt obligations present heightened credit risks compared with similarly rated collateralized obligations, even the Zero Coupon Obligations that provide the collateral for Collateralized Brady Bonds would not be distributed to investors in the event of a default nor would such obligations be sold and their proceeds distributed. Rather, the collateral would be held by an agent until the scheduled maturity of defaulting Collateralized Brady Bonds which continue to be outstanding, at which time the collateral would be equal to the amount of the principal payment that would have then been due on the bonds. Alliance informed the Board of Directors that, therefore, a most rigorous credit analysis was required before investing in any sovereign debt obligations, even those that are collateralized. In addition, the markets in which Collateralized Brady Bonds have been disappearing are precisely those experiencing enhanced perceptions of the issuer's credit quality. Alliance expressed to the Directors its belief that a move away from Collateralized Brady Bonds toward other forms of sovereign debt obligations would not meaningfully alter World Dollar's risk profile.

  Based upon Alliance's analysis and recommendation, the Board of Directors of World Dollar concluded that the proposed amendment to provide that under normal circumstances World Dollar will invest at least 75% of its total assets in a combination of any Sovereign Debt Obligations (not solely Collateralized Brady Bonds) and Zero Coupon Obligations would be in the best interests of World Dollar and its stockholders. Accordingly, the Board of Directors approved, and recommends to the stockholders of World Dollar for their approval, the proposed amendment to World Dollar's fundamental investment policy.

  Approval of this amendment requires the affirmative vote of the lesser of
(i) 67% or more of the voting securities of World Dollar present at the Meeting, if the holders of more than 50% of the outstanding voting securities of World Dollar are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of World Dollar. If the stockholders of World Dollar do not approve Proposal Three, the applicable fundamental investment policy of World Dollar will continue unchanged.

  THE BOARD OF DIRECTORS OF WORLD DOLLAR RECOMMENDS THAT THE STOCKHOLDERS OF WORLD DOLLAR VOTE FOR THE AMENDMENT TO WORLD DOLLAR'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN A COMBINATION OF SOVEREIGN DEBT OBLIGATIONS AND ZERO COUPON OBLIGATIONS.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, except as otherwise provided in this Proxy Statement with respect to adjournments, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

               INFORMATION AS TO THE FUNDS' EXECUTIVE OFFICERS,
              AND AS TO THE INVESTMENT ADVISER AND ADMINISTRATOR

  The executive officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies in the Alliance Fund Complex.

  John D. Carifa, Director and Chairman of each Fund (See Proposal One, "Election of Directors," at page 3 for biographical information).

  Wayne D. Lyski, President of each Fund, 56, is an Executive Vice President of ACMC, with which he has been associated since prior to 1993.

  Kathleen A. Corbet, Senior Vice President of each Fund, 37, is an Executive Vice President of ACMC, with which she has been associated since July 1993.*

  Paul J. DeNoon, Vice President of each Fund, 35, is a Vice President of ACMC, with which he has been associated since prior to 1993.

  Vicki L. Fuller, Vice President of each Fund, 40, is a Senior Vice President of ACMC, with which she has been associated since prior to 1993.*

  Wayne C. Tappe, Vice President of Managed Dollar and World Dollar II, 34, is a Vice President of ACMC, with which he has been associated since July 1993.*

  Mark D. Gersten, Treasurer and Chief Financial Officer of each Fund, 47, is a Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1993.

  Edmund P. Bergan, Jr., Secretary of each Fund, 47, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc., with which he has been associated since prior to 1993.

  The address of Messrs. Carifa, Bergan, DeNoon, Lyski and Tappe and Mses. Corbet and Fuller is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Gersten is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.
--------
* Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date, Alliance acquired the business and substantially all of the assets of Equitable Capital.

  The investment adviser and administrator for the Funds is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(h) of the 1940 Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Funds and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During 1997, a statement of changes in beneficial ownership of securities on Form 4 was filed late on behalf of Mr. Dobkin, a Director of each of the Funds. The report related to the purchase of shares of World Dollar II.

                          SUBMISSION OF PROPOSALS FOR
                           MEETINGS OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of each Fund must be received by the Funds by October 12, 1998 for inclusion in such Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders, and World Dollar II will also furnish a copy of its most recent semi-annual report succeeding its 1997 annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Rita Barnett at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                               Secretary


February 9, 1998
New York, New York


TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction.............................................................   1
Proposal One: Election of Directors......................................   2
Proposal Two: Ratification of Selection of Independent Auditors..........   6
Proposal Three--Alliance World Dollar Government Fund, Inc.: Approval of
 an Amendment to a Fundamental Investment Policy.........................   7
Other Matters............................................................   9
Information as to the Funds' Executive Officers, and as to the Investment
 Adviser and Administrator...............................................   9
Submission of Proposals for Meetings of Stockholders.....................   10
Reports to Stockholders..................................................   10


AWD-PS-98

                              ACM MANAGED DOLLAR
                               INCOME FUND, INC.
                            ALLIANCE WORLD DOLLAR
                             GOVERNMENT FUND, INC.
                            ALLIANCE WORLD DOLLAR
                           GOVERNMENT FUND II, INC.



-------------------------------------------------------------------------------


                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]


                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
MARCH 31, 1998

                            APPENDIX

PROXY                                                       PROXY
         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
               INSTRUCTIONS TO THE STOCKHOLDERS OF
         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
      IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON MARCH 31, 1998.

            THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF
         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.


The undersigned hereby instructs Carol H. Rappa and Rita Barnett to vote all shares of the Common Stock of Alliance World Dollar Government Fund II, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Standard Time, on Tuesday, March 31, 1998 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

            PLEASE REFER TO THE PROXY STATEMENT FOR A
              DISCUSSION OF EACH OF THE PROPOSALS.

           PLEASE VOTE, DATE, AND SIGN ON REVERSE AND
            RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark box at right if an address change or  /   /
comment has been noted on the reverse
side of this card.

Please be sure to sign and date this Proxy.      Date

Shareholder sign here                      Co-owner sign here


1.   Election of Directors.
                             For All                  For All
                             Nominees    Withhold     Except
                             / /         / /          / /

        Class One Directors (term expires in 2001)

         DAVID H. DIEVLER, CLIFFORD L. MICHEL, DONALD J. ROBINSON

     IF YOU WISH TO WITHHOLD YOUR VOTE FROM ANY INDIVIDUAL
     NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
     THROUGH THE NAME(S) OF THE NOMINEE(S) NAME IN THE LIST
     ABOVE.

2.   RATIFICATION OF THE
     SELECTION OF ERNST &         For      Against      Abstain
     YOUNG LLP as the             / /      / /          / /
     independent auditors
     for the Corporation for
     the fiscal year ending
     March 31, 1998.

3.   In their discretion, except  For      Against      Abstain
     as otherwise provided for    / /      / /          / /
     in the Proxy Statement with
     respect to adjournments, on
     all such other matters that
     may properly come before
     the meeting or any
     adjournments thereof.


RECORD DATE SHARES:









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